UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) April 12, 2007
Waste Services, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-25955	01-0780204
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1122 International Blvd., Suite 601, Burlington, Ontario, Canada (Address of principal executive offices)	L7L 6Z8 (Zip Code)
Registrant’s telephone number, including area code (905) 319-1237

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 — Financial Information
Item 2.03(a) Creation of a Direct Financial Obligation
On April 13, 2007 Waste Services, Inc. issued a press release announcing that it had completed the $50.0 million increase in the term loans under its existing Senior Secured Credit Facility.
A copy of the press release announcing this increase is furnished as Exhibit 99.1 to this Form 8-K.
Section 9 — Financial Statements and Exhibits
Item 9.01 Financial Statements and Exhibits
(d)	Exhibits
20.1	First Amendment to Second Amended and Restated Credit Agreement Dated as of April 12, 2007 among Waste Services (CA) Inc., Waste Services, Inc., and Lehman Commercial Paper Inc., as Administrative Agent.

99.1	April 13, 2007 Press Release.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WASTE SERVICES, INC.
By:	/s/ Ivan R. Cairns
Ivan R. Cairns
Executive Vice President and General Counsel Date: April 13, 2007

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